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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 21, 2014

CANCER GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35817	04-3462475
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On October 21, 2014, Cancer Genetics, Inc. issued a press release to report the issuance of U.S. Patent No. 8,865,882 (U.S. Application No. 13/227,027) entitled “Methods for Detecting Human Papilloma Virus-Associated Cancers” for FHACT®, a DNA FISH-probe test that detects the presence of four chromosomal abnormalities indicative of HPV-associated cancers. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)      Exhibits

The following exhibit is filed with this report:

Exhibit No.    Description

99.1                 Press release announcing issuance of U.S. Patent for FHACT®.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.
(Registrant)

/s/ Edward J. Sitar
Name: Edward J. Sitar
Title: Chief Financial Officer

 Dated: October 22, 2014